Oppenheimer High Income Fund/VA

Supplement dated April 3, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer High Income Fund/VA (the "Fund") dated April 29, 2008. It replaces the supplements dated March 31, 2009, August 29, 2008 and December 15, 2008.

1.	The section titled “Advisory Fees” on page 10 is deleted in

its entirety and is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund’s management fee for its fiscal year ended December 31, 2007, was 0.72% of the Fund’s average annual net assets for each class of shares.

Effective September 1, 2008 through August 31, 2009, the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during this waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund's average daily net assets, and if the Fund's trailing one-year total return performance at the end of any calendar quarter during this waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. This advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.26% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2008.

2.     Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund's portfolio is managed by Joseph Welsh, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Welsh is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009 and a Vice President of the Manager since December 2000. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

April 3, 2009                                                                                           PS0640.009